[On Chapman and Cutler LLP Letterhead]

February 11, 2015

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	Destra Investment Trust II
(File Nos. 333-171933 and 811-22523)

Ladies and Gentlemen:

On behalf of Destra Investment Trust II (the “Registrant”), we are transmitting for electronic filing pursuant to Rule 497(c) under the Securities Act of 1933, as amended, the exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the copy of a supplement, in the form of a sticker, to the prospectus for the Registrant filed pursuant to Rule 497(c) on January 30, 2015.  The Registration Statement relates to the Destra Focused Equity Fund and the Destra Preferred and Income Securities Fund, each a series of the Registrant.

If you have any questions or comments, please telephone the undersigned at (312) 845-3484.

Very truly yours,

Chapman and Cutler llp

By:	/s/ Morrison C. Warren
Morrison C. Warren